Exhibit 99.1

FERRELLGAS INVESTOR PRESENTATION April 2020

DISCLAIMER Forward Looking Statements • Statements included in this presentation include forward - looking statements. These forward - looking statements are identified as any statement that does not relate strictly to historical or current facts. These statements often use words such as “anticip ate ,” “believe,” “intend,” “plan,” “projection,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will ,” or the negative of those terms or other variations of them or comparable terminology. These statements often discuss plans, strategi es, events or developments that we expect or anticipate will or may occur in the future and are based upon the beliefs and assumptions of our management and on the information currently available to them. In particular, statements, express or impli ed, concerning our future operating results or our ability to generate sales, income or cash flow are forward - looking statements . • Forward - looking statements are not guarantees of performance. You should not put undue reliance on any forward - looking statements. All forward - looking statements are subject to risks, uncertainties and assumptions that could cause our actual resul ts to differ materially from those expressed in or implied by these forward - looking statements. A variety of known and unknown risk s, uncertainties and other factors could cause results, performance, and expectations to differ materially from anticipated resu lts , performance, and expectations. These risks, uncertainties, and other factors include those discussed in the Form 10 - K of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas , L.P., and Ferrellgas Finance Corp. for the fiscal year ended July 31, 2019, and in other documents filed from time to time by these entities with the Securities and Exchange Commission. • All forward - looking statements are expressly qualified in their entirety by this cautionary notice. The forward - looking statemen ts made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events or otherwise, except as otherwise required by law . Non - GAAP Financial Information • This presentation contains non - GAAP financial information such as Adjusted EBITDA, Adjusted EBITDA before asset sales, and Unlevered Free Cash Flow. Our management believes the presentation of these measures is relevant and useful because it allows investors to view our performance in a manner similar to the method management uses, and makes it easier to compare our results with other companies that have different financing and capital structures. This method of calculating these measu res may not be comparable to similarly titled measurements used by other corporations and partnerships. For a reconciliation of t hes e measures to the nearest GAAP measures, please see the Appendix to this presentation. PG 2

COMPANY OVERVIEW PG 3

• The nation’s second - largest retail marketer 1 and leading distributor of propane and related accessories to residential , industrial, and agricultural customers throughout the U.S . • Founded in 1939 – 80 th anniversary of operations; a trusted consumer brand to millions of Americans • Corporate headquarters in Overland Park, Kansas • Approximately 4,600 employees • Maintain ~57,000 tank locations and 73 service centers around the U.S. • Significant ownership by executive management, directors, and employees (28% of common units, 100% of GP) through Employee Stock Ownership Plan and direct • Successfully integrated over 90 independent propane retailers in the past 20 years PG 4 Company highlights Assets by the numbers ~50mm gallons of propane storage capacity >2,000 delivery trucks and 100 transport tractors > 57,000 tank exchange locations, 864 retail locations 73 service centers, 905 service units FERRELLGAS COMPANY OVERVIEW 1 Based on FY2019 retail sales volume

RECENT AND ONGOING STRATEGIC INITIATIVES

Phase 1 (2017-2019+)

Return to core propane business and focus on growing customer base

Objective	Status	Commentary
Reverse prior decline with organic growth of customer base	✓	# of customers ('000): 739 (FY 2013), 678 (FY 2016), 693 (FY 2019)
Upgrade fleet to better serve customers	✓	Reduced average age of fleet to 9 years in FY 2019
Increase retention of "customer-owned tank" users	Ongoing	Piloting 1-year pricing contracts to lock in customers

Phase 2 (current)

Focus on efficiencies and maximizing profitability while continuing to grow the business

Objective	Status	Commentary
Manage capex spend through efficient operations	✓ Ongoing	Reduced non-acquisition[1] capex: \$80mm in FY 2018 vs. \$77mm in FY 2019
Reduce operating expenses relative to volume growth	Ongoing	Target density-based customer acquisition, reduce distribution costs
Reduce Blue Rhino operating expenses	Ongoing	Built 2 new refill plants to reduce transportation costs

Since Jim Ferrell became CEO in 2016, the company has executed on a strategic turnaround plan that is now the baseline for ongoing and future success

Note: Fiscal year as of July 31; [1] Non-acquisition capex excludes non-recurring capex items

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Ferrellgas

STRONG UNDERLYING ORGANIC BUSINESS GROWTH PG 6 Propane sales 1 evolution (mm gallons) Source: Company financials; Note: Fiscal year as of July 31; 1 Propane volumes include sales to end users, field resellers, and Blue Rhino clients Number of customers (‘000) 676 751 791 789 654 668 693 729 500 550 600 650 700 530 580 630 680 730 780 830 880 930 980 FY 2017 FY 2018 FY 2019 LTM 1/31/2020

FERRELLGAS CUSTOMER OVERVIEW

Customer acquisition strategy

- Organically grew **customer base** from **654,000 to 729,000** over the past three years
- Focus on **increasing density of residential customers**
  - Increase margins by delivering to customers in the same neighborhood
- Leverage **national distributor network** for commercial and portable tank exchange customers
- Emphasize strength in **customer service and technology**
  - High quality service improves the customer experience and increases retention
  - Digital tank monitoring and online chat windows provide useful and timely information to consumers
  - Provide initial discounts for "first-fill"
- Target more **"customer-owned tank"** residential customers
  - ~30% of residential customers own their tanks
  - More price conscious – grow segment by offering to lock in prices for a year
  - 10% of residential volumes attributed to customers enrolled in Autopay program
  - Won't refill tanks until customer is current on A/R

Profile of customer types

Type	FY 2019 Volumes	% FY 2019 FGP revenue	No commodity price exposure
Residential	266	35%	✓
Industrial / commercial	186	23%	✓
National	114	10%	✓
Tank exchange	78	19%	✓
Transport	58	4%	✓
Agricultural	46	4%	✓
Reseller	34	4%	✓
Dock	5	1%	✓

Residential volumes by contract type



Customer-owned 30%
Leased 70%
Keep-full 44%
Will-call 56%

Note: Fiscal year as of July 31

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Ferrellgas

FINANCIAL POLICY • Near term focus on reducing leverage and maximizing liquidity • Efficiently manage the business to generate cash flow by managing costs, increasing margins and more prudently spending capital • Expected to spend within cash flow for any near - term growth project or any acquisitions • Active management of capital expenditures program • Continue to hedge commodity cost exposure to reduce market price risk • Distribution policy will only be re - evaluated after reaching target leverage levels PG 8

KEY BUSINESS HIGHLIGHTS PG 9

KEY BUSINESS HIGHLIGHTS

1 Leading, national footprint with extensive logistics capabilities and geographic diversity	▪ Ability to serve customers in all 50 states, District of Columbia, and Puerto Rico ▪ 864 service locations and ~57,000 tank exchange locations ▪ Modern distribution fleet with an average age of 9 years
2 Large, fragmented addressable market with growing market share	▪ Second largest retail marketer of propane based on FY 2019 retail sales volume ▪ Midwest residential propane market is dominated by independent retailers and is ripe for consolidation ▪ Increasing switches from fuel oil to propane due to higher efficiency and lower per-gallon rates
3 Limited exposure to volatile commodity prices yields stable cash flows	▪ Ability to pass-through substantially all fluctuations in commodity prices ensures steady cash flows – no direct commodity price risk ▪ Spot-based contracts and bulk buying allows for effective hedging of future volumes
4 Strong, long-term relationship with both suppliers and diverse, blue-chip customers	▪ Significant buying power and long-term relationships with suppliers ▪ Growing customer base with large, blue-chip anchors
5 Proven track record of operational excellence	▪ Reversal of shrinking customer base amid a declining market while managing costs ▪ Company has successfully acquired and integrated over 90 companies in the past 20 years ▪ Technological and service enhancements, such as advanced tank monitoring and cloud infrastructure, drive operational efficiency and customer experience
6 Experienced, high-quality management team supported by dedicated work-force	▪ CEO has held leadership positions in the company since 1965 ▪ Employees own almost 28% of LP units (including approximately 5% owned by CEO and related parties) and 100% of GP units

Note: Fiscal year as of July 31

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Ferrellgas

1 NATIONAL FOOTPRINT PROVIDES COMPETITIVE ADVANTAGE

Footprint highlights

U.S. second largest retail marketer of propane, with:

- ✓ ~864 retail locations
- ✓ ~730,000 retail customers
- ✓ ~57,000 tank exchange locations
- ✓ Customers in 50 states, District of Columbia, and Puerto Rico

Asset map


Ferrellgas Service Center
Ferrellgas Service Unit
Cobrand Service Unit
Blue Rhino Service Unit

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Ferrellgas

DIVERSE BUSINESS MIX • Ability to serve customers in all 50 states, District of Columbia, and Puerto Rico • Broad geographic distribution reduces exposure to regional weather and economic patterns, improves stability of cash flows • Large distribution network lessens supply disruptions during demand spikes in colder seasons • Exposure to multiple end markets including residential, commercial, and agricultural customers reduces demand variability • Blue Rhino business provides counter - cyclical summer peak sales • Industry - leading technology, regularly upgraded distribution network, and high - quality service ensure customer satisfaction PG 12 Midwest 42% Southwest 12% West 11% Southeast 10% South 9% Northwest 9% Northeast 7% Key characteristics of broad customer base and distribution network FY 2019 volume by region 1 FY 2019 volume by customer type FY 2019 margin by customer type Residential 38% Industrial / commercial 24% Tank exchange 23% National 7% Agricultural 3% Reseller 3% Transport 1% Dock 1% Residential 34% Industrial / commercial 24% National 14% Tank exchange 10% Transport 7% Agricultural 6% Reseller 4% Dock 1% Note : Fiscal year as of July 31

LARGE, FRAGMENTED ADDRESSABLE MARKET Propane is an attractive clean fuel with a growing market • Propane is a basic necessity to many customers for heating and agricultural purposes • It is a clean burning, multi - use energy source • Alternative to natural gas due to its portability • Generally less expensive than electricity as a heating source • Overall forecasted propane demand growth of roughly 17% in the U.S. between 2017 and 2025 Ferrellgas is a leading player in the U.S. propane market • Leading distributor of propane and related equipment in United States • Second largest retail marketer of propane based on FY 2019 retail sales volume PG 13 Propane market overview Source: Company financials, EIA, LPGas Natural gas 47% Electricity 40% Propane 5% Heating oil 4% Other 4% 2018 U.S. heating sources by homes 2018 U.S. propane market share by volume Ferrellgas market positioning 2 Fragmented market creates consolidation opportunities Amerigas 8% Ferrellgas 6% Suburban 3% Other top 25 13% Other 70%

PASS - THROUGH NATURE OF THE BUSINESS LIMITS COMMODITY PRICE EXPOSURES PG 14 3 Dual pricing structure limits commodity price exposure Suppliers ▪ FGP offers the option for clients to buy propane at fixed price ▪ Company enters into hedges on contracted volumes Fixed prices (Ferrell Secured) Floating prices ▪ FGP sells propane to clients at spot price + margin ▪ Pass through nature of business limits commodity exposure ~30% ~70%

BLUE RHINO INTEGRATION PROVIDES A SEASONAL HEDGE ON SALES VOLUMES PG 15 3 • Founded in 1994 by Billy Prim as a propane tank exchange business • Acquired by Ferrellgas in 2004 for a total consideration of $420 million • 20 - pound tanks used for grilling, patio heaters, and mosquito elimination devices • Sold by ~1,150 resellers in the U.S. • Top 5 customers account for 59% of Blue Rhino sales by revenue • FY 2019 revenues of $287 million and sales of 78 million gallons of propane FY 2019 monthly gross margins ($mm) Blue Rhino overview FY 2019 customer volume breakdown Client A 20% Client B 18% Client C 9% Client D 7% Client E 3% Other 43% Note : Fiscal year as of July 31 ; Numbers presented may not add up precisely to totals due to rounding $27 $28 $44 $57 $67 $82 $72 $58 $45 $28 $25 $24 $12 $11 $9 $10 $12 $11 $9 $10 $12 $17 $15 $17 $39 $39 $53 $67 $79 $93 $81 $68 $57 $45 $40 $41 Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Retail propane Blue Rhino

STRONG RELATIONSHIPS WITH LARGE, STABLE SUPPLIER BASE PG 16 4 Supplier overview Relationship summary • 66 total suppliers provide 616 million gallons of propane in FY 2019 • $43mm in total product letters of credit with 30 suppliers • Top 5 suppliers provide 53% of contracted volumes in FY 2019 • Some suppliers have take - or - pay provisions if contract volume thresholds not met • 62% of propane sourced from 7 suppliers in FY 2019, but numerous alternative suppliers available Total volumes by supplier Top 5 suppliers Credit rating 1 Length of relationship 2019 volumes (mm gal) Supplier A Ba1 / BBB - >15 years 122 Supplier B A2 / A - >15 years 117 Supplier C Baa2 / BBB >15 years 31 Supplier D Baa2 / BBB >15 years 30 Supplier E Ba2 / BB >15 years 28 Supplier A 20% Supplier B 19% Supplier C 5% Supplier D 5% Supplier E 5% Other 46% Selected top suppliers Note : Fiscal year as of July 31; 1 Credit ratings may apply to affiliates

4 DIVERSE, BLUE-CHIP CUSTOMER BASE

Customer overview

- Current customer base of ~730,000 including:
  - ~627,000 residential clients
  - ~89,000 industrial / commercial clients
  - ~8,900 agricultural clients
  - ~3,600 reseller clients
  - ~200 propane wholesale clients
  - ~1,150 Blue Rhino resellers
- 69% of residential customers utilize company equipment
- Customers in all 50 states, with a concentration in the Midwest
- 56% of tank exchange sales by revenue are to top 4 major retailers

Relationship summary – FY 2019

Top 5 retail clients by % of gross margin	Length of relationship (years)	2019 volumes (mm gal)
Client A	14	5.6
Client B	20	4.4
Client C	7	3.5
Client D	14	3.4
Client E	18	4.2

Selected top customers

Airgas
Cargill
FedEx
FirstGroup America, Inc.
Food Lion
General Mills
Kellogg's
Kroger
Lowe's
PepsiCo
Rite Aid
U-Haul
Walgreens
Walmart

Note: Fiscal year as of July 31

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Ferrellgas

TECHNOLOGICAL ENHANCEMENTS PROVIDE COMPETITIVE ADVANTAGE PG 18 Technology highlights State - of - the - art tank monitoring system ▪ FGP is implementing a new tank monitoring system that will provide cloud integration between client tanks, FGPs’ offices and field logistics ▪ Technology will help optimize distribution routes and reduce distribution costs ▪ Enhances client satisfaction by improving responsiveness to client demand Salesforce solutions Cyberattack prevention system and governance ▪ FGP is implementing Sales Cloud, Service Cloud, and Field Service Lightning from Salesforce to improve customer experience and productivity, with anticipated cost savings related to: ▪ 25% reduction in talk time ▪ 20% reduction in admin time ▪ 20% reduction in agent onboarding time ▪ 10% increase in first call resolutions ▪ 24/7 Security Incident Response Team (SIRT) constantly monitors FGP’s digital infrastructure to identify and respond to potential cyberattacks ▪ FG Security Council was established to oversee the company’s efforts in cybersecurity 5

DEMONSTRATED OPERATIONAL EXCELLENCE $219 $229 $230 $239 FY 2017 FY 2018 FY 2019 LTM 2020 Adjusted EBITDA 3 ($mm) Gross margin 2 ($ / gallon) Unlevered FCF 3 ($mm) $0.91 $0.88 $0.89 $0.91 FY 2017 FY 2018 FY 2019 LTM 2020 Non - acquisition capex 4 ($mm) 5 Cash conv. (% of adjusted EBITDA ) Capex (% of adjusted EBITDA ) PG 19 Note: Fiscal year as of July 31; 1 LTM as of 1/31/20; 2 Gross margin for propane sales excluding wholesale, appliance, and material sales, as well as customer fees; 3 See appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP; 4 Non - acquisition capex excludes non - recurring capex items 1 1 1 1 $46 $80 $77 $78 FY 2017 FY 2018 FY 2019 LTM 2020 $53 $78 $112 $130 FY 2017 FY 2018 FY 2019 LTM 2020 34% 49% 54% 35% 33% 33% 21% 24%

SIGNIFICANT ACQUISITION TRACK RECORD WITH SUBSTANTIAL INTEGRATION CAPACITIES PG 20 5 Key acquisition tenets Ferrellgas has acquired and successfully integrated over 90 companies in the past 20 years, leading to significant experience and knowledge Identification of strategic targets ▪ Fragmented market with many “mom and pop” companies ▪ Identify those with deep community roots and customer ties ▪ Target companies with cost optimization potential Proper valuation and targeted returns Key integration strategies Size of acquisitions ▪ Target a mid - teens unlevered return ▪ Acquisitions have averaged mid - to high - teens unlevered returns over the last 10 years ▪ Target mid - single digit acquisition multiples ▪ Use non - compete agreements to maintain local management ▪ Leverage company brand and operational infrastructure ▪ Realize cost savings by maximizing infrastructure and transportation efficiencies ▪ Average acquisition size around $ 2 - 5mm, but the Company has considered strategic acquisitions of larger value of IT at Ferrellgas Served as Senior Director of IT at Blue Rhino Senior VP of Blue Rhino Operations, CIO Mark Tucker Joined in 2006 Appointed Chief Sales Officer in 2020 Previously served as SVP of Blue Rhino Operating Division Chief Sales Officer

APPENDIX PG 22

SUMMARY HISTORICAL FINANCIALS PG 23 ($mm, unless otherwise noted) FY 2017 FY 2018 FY 2019 LTM 2020 1 Customers 653,695 667,823 692,941 729,000 Growth rate (3.6%) 2.2% 3.8% 5.2% Propane volumes 2 (‘000 gallons) 671,944 745,672 786,874 785,617 Growth rate (1.7%) 11.0% 5.5% (0.2%) Gross margin ( cpg ) 91.4¢ 88.3¢ 88.7¢ 90.6¢ Increase/decrease ( cpg ) (3.1¢) 0.4¢ 1.9¢ Adjusted EBITDA 3 $219 $229 $230 $239 Growth rate (6.6%) 4.1% 0.8% 3.9% Non - acquisition capex 3 $46 $ 80 $77 $78 Note: Fiscal year as of July 31; LTM growth rates are calculated as growth compared to FY 2019; 1 LTM as of 1/31/20; 2 Propane volumes and propane operating expenses include sales to end users, field resellers, and Blue Rhino retail clients; 3 See appendix for a reconciliation to the most comparable financial measure calculated in accordance with GAAP

NON-GAAP RECONCILIATION SCHEDULE

Dollar amounts in ($mm)

	FY 2017	FY 2018	FY 2019	LTM 2020[1]
Net earnings (loss)	**($29)**	**($222)**	**($30)**	**($13)**
Income tax expense (benefit)	($1)	($3)	$0	$1
Interest expense	$127	$134	$143	$147
Depreciation and amortization expense	$103	$102	$79	$79
EBITDA	**$200**	**$11**	**$192**	**$214**
Non-cash employee stock ownership plan compensation changes	$15	$14	$6	$2
Non-cash stock based compensation charge	$3	-	-	-
Asset impairments	-	$10	-	-
Loss on asset sales / disposal	$14	$187	$11	$9
Other income (expense)[2]	$0	$1	$1	($0)
Legal fees and settlements	-	$6	$18	$14
Pension plan withdrawal settlement	-	-	$2	-
Contract exit costs – midstream dispositions	-	$12	-	-
Unrealized non-cash derivatives losses (gains)	($3)	$1	-	-
Net loss attributable to NCI	($0)	($2)	($0)	($0)
Adjusted EBITDA before asset sales	**$230**	**$242**	**$230**	**$239**
EBITDA from asset sales	($11)	($14)	-	-
Adjusted EBITDA	**$219**	**$229**	**$230**	**$239**

	FY 2017	FY 2018	FY 2019	LTM 2020[1]
Adjusted EBITDA	**$219**	**$229**	**$230**	**$239**
Non-acquisition capex[3]	($46)	($80)	($77)	($78)
Distributions	($120)	($71)	($41)	($31)
Unlevered FCF	**$53**	**$78**	**$112**	**$130**

Note: Fiscal year as of July 31; Numbers presented may not add up precisely to totals due to rounding; [1] LTM as of 1/31/20; [2] Includes severance costs and lease accounting standard adjustment; [3] Non-acquisition capex excludes non-recurring capex items

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Ferrellgas